J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(All Shares Classes)

(a series of JPMorgan Trust II)

Supplement dated August 24, 2017

to the Summary Prospectuses and Prospectuses dated

March 1, 2017, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan International Research Enhanced Equity Fund (the “Fund”), in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Executive Director
James Cook	2017	Executive Director
Piera Elisa Grassi	2016	Managing Director

In addition, the paragraphs in the section titled “The Funds’ Management and Administration — The Portfolio Managers — International Research Enhanced Equity Fund” is hereby deleted in its entirety and replaced by the following:

International Research Enhanced Equity Fund

The portfolio management team is led by Demetris Georghiou, an Executive Director. James Cook, an Executive Director and CFA charterholder, and Piera Elisa Grassi, a Managing Director, work with Mr. Georghiou in managing the Fund. Mr. Georghiou, an employee of JPMIM or its affiliates (or one of their predecessors) since 2007, has worked on the strategy since 2009 and has been a portfolio manager of the Fund since September 2014. Mr. Cook, an employee of JPMIM or its affiliates (or one of their predecessors) since August 2007, is a member in the International Equity Group based in London and has been a portfolio manager of the Fund since 2017. Ms. Grassi heads the International Research Enhanced Equity team based in London and has been an employee of JPMIM or its affiliates (or one of their predecessors) since 2004 and has been a portfolio manager of the Fund since February 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IREE-PM-817